                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 15, 2002

             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)

  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)

  Registrant's telephone number, including area code (847) 734-4000

                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 84

                                      DEALER NOTE MASTER TRUST

                                        CLASS A, DEALER NOTE
                                     ASSET BACKED CERTIFICATES,
                                           SERIES 1995-1

         Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
         ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust
         Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee
         is required to prepare certain information each month regarding current distributions to certain accounts and payments to
         Series 1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 26, 2002, the Transfer Date of August 23,
         2002 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2002 and the
         Distribution Period ended August 25, 2002 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                        105,203.04

     3.2 The amount of NITC Finance Charges for the Due Period                                      1,799,804.63

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period              700,839,027.52

     3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period              269,946,938.26

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period                                                              225,476,520.41

     3.7 The amount of the Servicing Fee for the Due Period.                                          577,050.99

     3.8 The average daily Master Trust Seller's Interest during the Due Period.                  140,486,470.31

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                   140,486,470.31

    3.10 The aggregate amount of Collections for the Due Period.                                  534,359,289.10

    3.11 The aggregate amount of Finance Charge Collections for the Due Period.                     4,019,015.43

    3.12 The aggregate amount of Principal Collections for the Due Period.                        530,340,273.67

    3.13 The amount of Dealer Note Losses for the Due Period.                                               0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period.               692,461,180.40

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
         Agreement.                                                                               260,393,335.41

    3.16 Eligible Investments in the Excess Funding Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment.                                                       0.00

         c.  The rate of interest applicable to each such Eligible Investment.                             0.00%

         d.  The rating of each such Eligible Investment                                                    0.00

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
         of the end of the Due Period.                                                             10,423,133.62

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of
         Dealer Notes in the Master Trust as of the end of the Due Period.
       i)Wolfington Body Co Inc
      ii)Prairie Intl Trks
     iii)Southland Intl Trks
      iv)Nalley Motor Trucks
       v)Lee-Smith Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end
         of the Due Period.                                                                                0.81%

     4.0 Series 1995-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement).                                           0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

    4.2b The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

     4.3 The Projected Spread for the following Distribution Period.                                2,500,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement).              2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions set forth in Article IV of
         the Supplement).                                                                                   0.00

     4.6 The aggregate amount on deposit in the Negative Carry Reserve Fund as of the Transfer Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                                0.00

     4.7 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
         made on the Distribution Date).                                                          200,000,000.00

     4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period.                             0.00

     4.9 The amount of Series Allocable Finance Charge Collections for the Due
         Period.                                                                                    1,013,808.70

    4.10 The amount of Series Allocable Principal Collections for the Due Period.                 133,779,925.05

    4.11 The amount of Series Principal Account Losses for the Due Period.                                  0.00

    4.12 The amount of Investor Dealer Note Losses for the Due Period.                                      0.00

    4.13 The amount of Investor Finance Charge Collections for the Due Period.                        843,590.22

    4.14 The amount of Investor Principal Collections for the Due Period.                         111,318,275.64

    4.15 The amount of Available Certificateholder's Interest Collections for the Due
         Period.                                                                                      940,731.79

    4.16 The amount of Series 1995-1 Shared Principal Collections for the Due Period.             111,318,275.64

    4.17 The aggregate amount of the Series 1995-1 Principal Shortfall, if any, for the
         Due Period.                                                                                        0.00

    4.18 The Seller's Percentage for the Due Period.                                                      16.79%

    4.19 The Excess Seller's Percentage for the Due Period.                                                2.72%

    4.20 The aggregate amount of Seller's Principal Collections for the Due Period.                22,461,649.42

    4.21 The amount of Available Seller's Finance Charge Collections for the Due
         Period.                                                                                      173,057.14

    4.22 The aggregate amount of Available Seller's Principal Collections for the Due
         Period.                                                                                   18,822,835.46

    4.23 The aggregate amount of Excess Seller's Principal Collections for the Due
         Period.                                                                                    3,638,813.96

    4.24 The Controlled Amortization Amount, if applicable, for the Due Period.                             0.00

    4.25 The Minimum Series 1995-1 Master Trust Seller's Interest as of the
         Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                       39,810,981.25

    4.26 The Series 1995-1 Allocation Percentage for the Due Period.                                      25.23%

    4.27 The Floating Allocation Percentage for the Due Period.                                           83.21%

    4.28 The Principal Allocation Percentage, if applicable, for the Due Period.                           0.00%

    4.29 The total amount to be distributed on the Series 1995-1 Certificates on the
         Distribution Date.                                                                           500,733.51

    4.30 The total amount, if any, to be distributed on the Series 1995-1 Certificates on
         the Distribution Date allocable to the Invested Amount.                                            0.00

    4.31 The total amount, if any, to be distributed on the Series 1995-1 Certificates on
         the Distribution Date allocable to interest on the Series 1995-1 Certificates.               379,610.67

    4.32 The Draw Amount as of the Transfer Date.                                                           0.00

    4.33 The amount of Investor Charge-Offs as of the Transfer Date.                                        0.00

    4.34 The amount of reimbursement of Investor Charge-Offs as of the Transfer
         Date.                                                                                              0.00

    4.35 The amount of the Investor Servicing Fee to be paid on such Distribution
         Date.                                                                                        121,122.84

    4.36 The aggregate amount of funds on deposit in the Negative Carry Reserve
         Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
         and of the Agreement).                                                                             0.00

    4.37 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
         of the Agreement).                                                                                 0.00

    4.38 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
         Agreement).                                                                                2,500,000.00

    4.39 Eligible Investments in the Series Principal Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.40 Eligible Investments in the Liquidity Reserve Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.41 The amount of Excess Interest Collections for the Due Period.                                439,998.28

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period.                                                          111,318,275.64

    4.43 The amount of Excess Interest Collections for the Due Period allocated to
         other Series.                                                                                      0.00

    4.44 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series.                                          0.00

    4.45 The percentages and all other information calculated pursuant to Sections
         6.01 and 7.01 of the Supplement.                                                                     NA

    4.46 The amount of Remaining Available Seller’s Principal Collections for the Due
         Period.                                                                                            0.00

    4.47 The amount of Series 1995-1 Shared Seller’s Principal Collections for the Due
         Period.                                                                                   22,461,649.42

    4.48 The aggregate amount of Shared Seller’s Principal Collections from Other
         Series for the Due Period.                                                                         0.00

    4.49 The amount of all Shared Seller’s Principal Collections allocated to Series
         1995-1 for the Due Period.                                                                         0.00

    4.50 The aggregate amount of all Shared Seller’s Principal Collections allocated to
         Other Series for the Due Period.                                                                   0.00

    4.51 The aggregate amount of all Early Distribution Amounts paid or deemed paid
         for the Distribution Period.                                                                       0.00

                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 58

                                      DEALER NOTE MASTER TRUST

                                        CLASS A, DEALER NOTE
                                     ASSET BACKED CERTIFICATES,
                                           SERIES 1997-1

         Under the Series 1997-1 Supplement dated as of August 19, 1997 (the "Supplement") by and among Navistar Financial
         Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master
         Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the
         "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the
         Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1997-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 26, 2002, the Transfer Date of August 23, 2002 and with respect to the performance of the Master Trust during the Due Period ended on
         July 31, 2002 and the Distribution Period ended August 25, 2002 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                        105,203.04

     3.2 The amount of NITC Finance Charges for the Due Period                                      1,799,804.63

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period              700,839,027.52

     3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period.             269,946,938.26

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period.                                                             225,476,520.41

     3.7 The amount of the Servicing Fee for the Due Period.                                          577,050.99

     3.8 The average daily Master Trust Seller's Interest during the Due Period.                  140,486,470.31

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                   140,486,470.31

     3.1 The aggregate amount of Collections for the Due Period.                                  534,359,289.10

    3.11 The aggregate amount of Finance Charge Collections for the Due Period.                     4,019,015.43

    3.12 The aggregate amount of Principal Collections for the Due Period.                        530,340,273.67

    3.13 The amount of Dealer Note Losses for the Due Period.                                               0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period.               692,461,180.40

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
         Agreement.                                                                               260,393,335.41

    3.16 Eligible Investments in the Excess Funding Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment.                                                       0.00

         c.  The rate of interest applicable to each such Eligible Investment.                             0.00%

         d.  The rating of each such Eligible Investment                                                    0.00

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
         of the end of the Due Period.                                                             10,423,133.62

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of
         Dealer Notes in the Master Trust as of the end of the Due Period.
       i)Wolfington Body Co Inc
      ii)Prairie Intl Trks
     iii)Southland Intl Trks
      iv)Nalley Motor Trucks
       v)Lee-Smith Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end
         of the Due Period.                                                                                0.81%

     4.0 Series 1997-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement).                                           0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

    4.2b The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

     4.3 The Projected Spread for the following Distribution Period.                                2,500,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement).              2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions set forth in Article IV of
         the Supplement.                                                                                    0.00

     4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
         made on the Distribution Date).                                                          200,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period.                             0.00

     4.8 The amount of Series Allocable Finance Charge Collections for the Due
         Period.                                                                                    1,001,619.03

     4.9 The amount of Series Allocable Principal Collections for the Due Period.                 132,171,403.00

    4.10 The amount of Series Principal Account Losses for the Due Period.                                  0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period.                                      0.00

    4.12 The amount of Investor Finance Charge Collections for the Due Period.                        843,563.54

    4.13 The amount of Investor Principal Collections for the Due Period.                         111,314,755.61

    4.14 The amount of Available Certificateholder's Interest Collections for the Due
         Period.                                                                                      939,581.83

    4.15 The amount of Series 1997-1 Shared Principal Collections for the Due Period.             111,314,755.61

    4.16 The aggregate amount of the Series 1997-1 Principal Shortfall, if any, for the
         Due Period.                                                                                        0.00

    4.17 The Seller's Percentage for the Due Period.                                                      15.78%

    4.18 The Excess Seller's Percentage for the Due Period.                                                2.73%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period.                20,856,647.39

    4.20 The amount of Available Seller's Finance Charge Collections for the Due
         Period.                                                                                      160,759.85

    4.21 The aggregate amount of Available Seller's Principal Collections for the Due
         Period.                                                                                   17,248,368.09

    4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
         Period.                                                                                    3,608,279.30

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period.                             0.00

    4.24 The Minimum Series 1997-1 Master Trust Seller's Interest as of the
          Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                       37,000,000.00

    4.25 The Series 1997-1 Allocation Percentage for the Due Period.                                      24.92%

    4.26 The Floating Allocation Percentage for the Due Period.                                           84.22%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period.                           0.00%

    4.28 The total amount to be distributed on the Series 1997-1 Certificates on the
         Distribution Date.                                                                           474,063.01

    4.29 The total amount, if any, to be distributed on the Series 1997-1 Certificates on
         the Distribution Date allocable to the Invested Amount.                                            0.00

    4.30 The total amount, if any, to be distributed on the Series 1997-1 Certificates on
         the Distribution Date allocable to interest on the Series 1997-1 Certificates.               352,944.00

    4.31 The Draw Amount as of the Transfer Date.                                                           0.00

    4.32 The amount of Investor Charge-Offs as of the Transfer Date.                                        0.00

    4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer
         Date.                                                                                              0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
         Date.                                                                                        121,119.01

    4.35 The aggregate amount of funds on deposit in the Series Principal
         Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
         and of the Agreement).                                                                             0.00

    4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
         Agreement).                                                                                2,500,000.00

    4.37 Eligible Investments in the Series Principal Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.38 Eligible Investments in the Liquidity Reserve Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.39 The amount of Excess Interest Collections for the Due Period.                                465,518.82

    4.40 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period.                                                          111,314,755.61

    4.41 The amount of Excess Interest Collections for the Due Period allocated to
         other Series.                                                                                      0.00

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series.                                          0.00

    4.43 The percentages and all other information calculated pursuant to Sections
         6.01 of the Supplement.                                                                              NA

    4.44 The amount of Remaining Available Seller’s Principal Collections for the Due
         Period.                                                                                            0.00

    4.45 The amount of Series 1997-1 Shared Seller’s Principal Collections for the Due
         Period.                                                                                   20,856,647.39

    4.46 The aggregate amount of Shared Seller’s Principal Collections from Other
         Series for the Due Period.                                                                         0.00

    4.47 The amount of all Shared Seller’s Principal Collections allocated to Series
         1997-1 for the Due Period.                                                                         0.00

    4.48 The aggregate amount of all Shared Seller’s Principal Collections allocated to
         Other Series for the Due Period.                                                                   0.00

    4.49 The aggregate amount of all Early Distribution Amounts paid or deemed paid
         for the Distribution Period.                                                                         NA

                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 50

                                      DEALER NOTE MASTER TRUST

                                        CLASS A, DEALER NOTE
                                     ASSET BACKED CERTIFICATES,
                                           SERIES 1998-1

        Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
        ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust
        Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee
        is required to prepare certain information each month regarding current distributions to certain accounts and payments to
        Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 26, 2002, the Transfer Date of August 23,
        2002 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2002 and the
        Distribution Period ended August 25, 2002 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

      1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                        105,203.04

     3.2 The amount of NITC Finance Charges for the Due Period                                      1,799,804.63

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period              700,839,027.52

     3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period.             269,946,938.26

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period.                                                             225,476,520.41

     3.7 The amount of the Servicing Fee for the Due Period.                                          577,050.99

     3.8 The average daily Master Trust Seller's Interest during the Due Period.                  140,486,470.31

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                   140,486,470.31

     3.1 The aggregate amount of Collections for the Due Period.                                  534,359,289.10

    3.11 The aggregate amount of Finance Charge Collections for the Due Period.                     4,019,015.43

    3.12 The aggregate amount of Principal Collections for the Due Period.                        530,340,273.67

    3.13 The amount of Dealer Note Losses for the Due Period.                                               0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period.               692,461,180.40

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
         Agreement.                                                                               260,393,335.41

    3.16 Eligible Investments in the Excess Funding Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment.                                                       0.00

         c.  The rate of interest applicable to each such Eligible Investment.                             0.00%

         d.  The rating of each such Eligible Investment                                                   0.00%

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
         of the end of the Due Period.                                                             10,423,133.62

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of
         Dealer Notes in the Master Trust as of the end of the Due Period.
       i)Wolfington Body Co Inc
      ii)Prairie Intl Trks
     iii)Southland Intl Trks
      iv)Nalley Motor Trucks
       v)Lee-Smith Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end
         of the Due Period.                                                                                0.81%

     4.0 Series 1998-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement).                                           0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

    4.2b The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

     4.3 The Projected Spread for the following Distribution Period.                                2,500,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement).              2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions set forth in Article IV of
         the Supplement.                                                                                    0.00

     4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
         made on the Distribution Date).                                                          200,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period.                             0.00

     4.8 The amount of Series Allocable Finance Charge Collections for the Due
         Period.                                                                                    1,001,619.03

     4.9 The amount of Series Allocable Principal Collections for the Due Period.                 132,171,403.00

    4.10 The amount of Series Principal Account Losses for the Due Period.                                  0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period.                                      0.00

    4.12 The amount of Investor Finance Charge Collections for the Due Period.                        843,563.54

    4.13 The amount of Investor Principal Collections for the Due Period.                         111,314,755.61

    4.14 The amount of Available Certificateholder's Interest Collections for the Due
         Period.                                                                                      939,581.83

    4.15 The amount of Series 1998-1 Shared Principal Collections for the Due Period.             111,314,755.61

    4.16 The aggregate amount of the Series 1998-1 Principal Shortfall, if any, for the
         Due Period.                                                                                        0.00

    4.17 The Seller's Percentage for the Due Period.                                                      15.78%

    4.18 The Excess Seller's Percentage for the Due Period.                                                2.73%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period.                20,856,647.39

    4.20 The amount of Available Seller's Finance Charge Collections for the Due
         Period.                                                                                      160,759.85

    4.21 The aggregate amount of Available Seller's Principal Collections for the Due
         Period.                                                                                   17,248,368.09

    4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
         Period.                                                                                    3,608,279.30

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period.                            $0.00

    4.24 The Minimum Series 1998-1 Master Trust Seller's Interest as of the
          Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                       37,000,000.00

    4.25 The Series 1998-1 Allocation Percentage for the Due Period.                                      24.92%

    4.26 The Floating Allocation Percentage for the Due Period.                                           84.22%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period.                           0.00%

    4.28 The total amount to be distributed on the Series 1998-1 Certificates on the
         Distribution Date.                                                                           475,840.79

    4.29 The total amount, if any, to be distributed on the Series 1998-1 Certificates on
         the Distribution Date allocable to the Invested Amount.                                            0.00

    4.30 The total amount, if any, to be distributed on the Series 1998-1 Certificates on
         the Distribution Date allocable to interest on the Series 1998-1 Certificates.               354,721.78

    4.31 The Draw Amount as of the Transfer Date.                                                           0.00

    4.32 The amount of Investor Charge-Offs as of the Transfer Date.                                        0.00

    4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer
         Date.                                                                                              0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
         Date.                                                                                        121,119.01

    4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
         of the Agreement).                                                                                 0.00

    4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
         Agreement).                                                                                2,500,000.00

    4.37 Eligible Investments in the Series Principal Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.38 Eligible Investments in the Liquidity Reserve Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.39 The amount of Excess Interest Collections for the Due Period.                                463,741.04

    4.40 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period.                                                          111,314,755.61

    4.41 The amount of Excess Interest Collections for the Due Period allocated to
         other Series.                                                                                      0.00

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series.                                          0.00

    4.43 The percentages and all other information calculated pursuant to Sections
         6.01 of the Supplement.                                                                              NA

    4.44 The amount of Remaining Available Seller’s Principal Collections for the Due
         Period.                                                                                            0.00

    4.45 The amount of Series 1998-1 Shared Seller’s Principal Collections for the Due
         Period.                                                                                   20,856,647.39

    4.46 The aggregate amount of Shared Seller’s Principal Collections from Other
         Series for the Due Period.                                                                         0.00

    4.47 The amount of all Shared Seller’s Principal Collections allocated to Series
         1998-1 for the Due Period.                                                                         0.00

    4.48 The aggregate amount of all Shared Seller’s Principal Collections allocated to
         Other Series for the Due Period.                                                                   0.00

    4.49 The aggregate amount of all Early Distribution Amounts paid or deemed paid
         for the Distribution Period.                                                                       0.00

                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 25

                                      DEALER NOTE MASTER TRUST

                                             DEALER NOTE
                                     ASSET BACKED CERTIFICATES,
                                           SERIES 2000-1

        Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
        ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust
        Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee
        is required to prepare certain information each month regarding current distributions to certain accounts and payments to
        Series 2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of August 26, 2002, the Transfer Date of August 23,
        2002 and with respect to the performance of the Master Trust during the Due Period ended on July 31, 2002 and the
        Distribution Period ended August 25, 2002 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                        105,203.04

     3.2 The amount of NITC Finance Charges for the Due Period                                      1,799,804.63

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period              700,839,027.52

     3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period.             269,946,938.26

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period.                                                             225,476,520.41

     3.7 The amount of the Servicing Fee for the Due Period.                                          577,050.99

     3.8 The average daily Master Trust Seller's Interest during the Due Period.                  140,486,470.31

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                   140,486,470.31

    3.10 The aggregate amount of Collections for the Due Period.                                  534,359,289.10

    3.11 The aggregate amount of Finance Charge Collections for the Due Period.                     4,019,015.43

    3.12 The aggregate amount of Principal Collections for the Due Period.                        530,340,273.67

    3.13 The amount of Dealer Note Losses for the Due Period.                                               0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period.               692,461,180.40

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
         Agreement.                                                                               260,393,335.41

    3.16 Eligible Investments in the Excess Funding Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment.                                                       0.00

         c.  The rate of interest applicable to each such Eligible Investment.                             0.00%

         d.  The rating of each such Eligible Investment                                                    0.00

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
         of the end of the Due Period.                                                             10,423,133.62

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of
         Dealer Notes in the Master Trust as of the end of the Due Period.
       i)Wolfington Body Co Inc
      ii)Prairie Intl Trks
     iii)Southland Intl Trks
      iv)Nalley Motor Trucks
       v)Lee-Smith Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end
         of the Due Period.                                                                                0.81%

       4 Series 2000-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement).                                           0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    19,080,000.00

    4.2b The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    19,080,000.00

     4.3 The Projected Spread for the following Distribution Period.                                2,650,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement).              2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions set forth in Article IV of
         the Supplement.                                                                                    0.00

     4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
         made on the Distribution Date).                                                          212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period.                             0.00

     4.8 The amount of Series Allocable Finance Charge Collections for the Due
         Period.                                                                                    1,001,968.68

     4.9 The amount of Series Allocable Principal Collections for the Due Period.                 132,217,542.61

    4.10 The amount of Series Principal Account Losses for the Due Period.                                  0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period.                                      0.00

    4.12 The amount of Investor Finance Charge Collections for the Due Period.                        894,156.85

    4.13 The amount of Investor Principal Collections for the Due Period.                         117,990,935.02

    4.14 The amount of Available Certificateholder's Interest Collections for the Due
         Period.                                                                                      990,428.25

    4.15 The amount of Series 2000-1 Shared Principal Collections for the Due Period.             117,990,935.02

    4.16 The aggregate amount of the Series 2000-1 Principal Shortfall, if any, for the
         Due Period.                                                                                        0.00

    4.17 The Seller's Percentage for the Due Period.                                                      10.76%

    4.18 The Excess Seller's Percentage for the Due Period.                                                2.73%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period.                14,226,607.58

    4.20 The amount of Available Seller's Finance Charge Collections for the Due
         Period.                                                                                      110,517.15

    4.21 The aggregate amount of Available Seller's Principal Collections for the Due
         Period.                                                                                   10,617,068.67

    4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
         Period.                                                                                    3,609,538.91

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period.                             0.00

    4.24 The Minimum Series 2000-1 Master Trust Seller's Interest as of the
          Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                       25,440,000.00

    4.25 The Series 2000-1 Allocation Percentage for the Due Period.                                      24.93%

    4.26 The Floating Allocation Percentage for the Due Period.                                           89.24%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period.                           0.00%

    4.28 The total amount to be distributed on the Series 2000-1 Certificates on the
         Distribution Date.                                                                           524,548.30

    4.29 The total amount, if any, to be distributed on the Series 2000-1 Certificates on
         the Distribution Date allocable to the Invested Amount.                                            0.00

    4.30 The total amount, if any, to be distributed on the Series 2000-1 Certificates on
         the Distribution Date allocable to interest on the Series 2000-1 Certificates.               396,165.09

    4.31 The Draw Amount as of the Transfer Date.                                                           0.00

    4.32 The amount of Investor Charge-Offs as of the Transfer Date.                                        0.00

    4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer
         Date.                                                                                              0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
         Date.                                                                                        128,383.21

    4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
         of the Agreement).                                                                                 0.00

    4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
         Agreement).                                                                                2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.38 Eligible Investments in the Liquidity Reserve Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.39 The amount of Excess Interest Collections for the Due Period.                                465,879.95

    4.40 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period.                                                          117,990,935.02

    4.41 The amount of Excess Interest Collections for the Due Period allocated to
         other Series.                                                                                      0.00

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series.                                          0.00

    4.43 The percentages and all other information calculated pursuant to Sections
         6.01 and 7.01 of the Supplement.                                                                     NA

    4.44 The amount of Remaining Available Seller’s Principal Collections for the Due
         Period.                                                                                            0.00

    4.45 The amount of Series 2000-1 Shared Seller’s Principal Collections for the Due
         Period.                                                                                   14,226,607.58

    4.46 The aggregate amount of Shared Seller’s Principal Collections from Other
         Series for the Due Period.                                                                         0.00

    4.47 The amount of all Shared Seller’s Principal Collections allocated to Series
         2000-1 for the Due Period.                                                                         0.00

    4.48 The aggregate amount of all Shared Seller’s Principal Collections allocated to
         Other Series for the Due Period.                                                                   0.00